ii    Investment Commentary

American Leading Companies Trust

Market Commentary

June was a painful month for equity investors. In fact, you have to go all the way back to the Depression year of 1930 to find a worse June for the Dow Jones Industrials Average (Dow) than the one they just posted. At month-end, the Dow closed –19.87% below its October 2007 high, coming within a whisker of slipping into “official” bear market territory. Both the Dow and S&P 500 Stock Composite Index (S&P 500) succumbed to the bear in July’s early trading, going down –21.30% and –20.48%, respectively, from their October highs through July 9.

Equity returns for various periods ended June 30, 2008 are shown belowA:

	Total Returns B
	June
	2008	Q2	YTD
S&P 500 Stock Composite Index	–8.43%	–2.73%	–11.91%
Dow Jones Industrial Average	–10.04%	–6.85%	–13.38%
NASDAQ Composite Index	–9.10%	+0.61%	–13.55%
S&P Mid Cap 400 Index	–7.03%	+5.43%	–3.90%
Russell 2000 Index	–7.70%	+0.58%	–9.37%
Dow Jones Wilshire 5000 Index	–8.29%	–2.02%	–11.78%
S&P 100 Index	–9.08%	–5.31%	–15.25%
Russell 1000 Growth Index	–7.20%	+1.25%	–9.06%
Russell 1000 Value Index	–9.57%	–5.31%	–13.57%

Past performance is no guarantee of future results.

The financials continued to lead the market lower in June, declining –18.37% for the month and –29.73% for the quarter. Consumer discretionary stocks (–12.11%), industrials (–12.23%) and telecom stocks (–11.51%) also posted double-digit declines for the month. Only the energy sector (+2.28%) of the S&P 500 was able to post a gain, on the strength of a +9.93% rise in crude oil prices for the month.

Foreign markets provided no safe haven, as few were up and many were down as much or more than the U.S. market. Emerging markets were especially hard hit, particularly India and China, which were down –19.49% and –18.71%, respectively, in dollar terms for the month.

For those of us who thought that the Federal Reserve BoardC (“Fed”)-brokered rescue of Bear Stearns would likely mark the bottom for financial stocks, June was a

A	See Glossary of Index Definitions on page xv. Although, it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.
B	Source: Bloomberg, Wilshire, Russell
C	Federal Reserve Board (“Fed”) — is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

deep disappointment, as most major bank and financial indices dropped to new lows. Initially, the financial stocks followed the recovery script we had expected, rising +2.5% and +5.2% in the four- and eight-week periods, respectively, following the Bear Stearns rescue, as they had in seven prior financial crises dating back to 1933, according to data from the Investment Strategy & Investment (ISI) Group. In May and June, however, the recovery pattern broke down. Whereas past financial crises had seen the financials +13.9% higher, on average, 13 weeks after the crisis event, at the 13-week mark this time around the financials tracked by ISI Group were –13.5% lower, on average. As of the end of June, they had declined an average of –23% since March 17, 2008. Definitely not what the doctor ordered for those long on the group.

Why have the financials so far been unable to find a bottom? In our view, the most likely answer is $140 a barrel oil. The surge in oil prices in the midst of an ongoing credit crisis has increased the odds of recession, in our view, and thrown the whole equity market, and especially the financials, for a loop. Credit spreads have rewidened, not to their worst levels, but enough to raise the likelihood of further mark-to-market write-downs in the second quarter. Those write-downs, coupled with the increased loss provisioning and charge-offs associated with a downturn in the credit cycle, make estimating ultimate losses for this cycle a continuing challenge. On a more positive note, the problematic outlook for financials seems to be nearly fully reflected in current prices, as the sector now trades at a lower relative price-to-book value than it did at the bottom of the last cycle in 1990.

While it is disappointing to us that financial stocks have meaningfully breached their March 2008 lows, we are encouraged that credit spreads, while having rewidened somewhat, are holding below their worst levels. This suggests to us that the U.S. financial system is, indeed, on the mend, but the trend toward improvement is being masked by the destabilizing effects of $140 oil. In our view, a meaningful pullback in the price of oil would be hugely beneficial to the U.S. economy and the U.S. equity market. We think just such a pullback could be in evidence before year-end, triggered by demand destruction.

In a real sense, the spike in oil prices is planting the seeds of its own destruction, in our view, because the pain of $140 oil and $4/gallon gasoline is so great that it forces radical changes in behavior. We’re seeing it in the automobile market, where hybrids are sold out, while SUV and light truck sales are down about –30% and their residual values have dropped about –20% year over year. As one senior Ford Motor Company official said recently, in the last two months, “We have seen more of a shift in the market than in 20 years of CAFE [Corporate Average Fuel Efficiency standards]. People are buying what they need.”

We are also seeing a meaningful drop in the demand for gasoline in the U.S., especially in the formerly hottest real estate markets (California, Florida, Arizona and Nevada). In these markets, where house prices are off by more than the national average

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

and unemployment rates have risen by almost twice as much as those in the rest of the country, gasoline demand has fallen by –5% this year, compared to about –2% in the rest of the U.S. Overall, vehicle miles traveled in the U.S. are down over –2% on a year-over-year basis, nearly matching their worst previous showing (1974) in the last 37 years.

Up till now, we have not seen meaningful demand destruction in emerging markets, the source of 80% of demand growth in this cycle. But even here, some slowing of demand for oil seems inevitable. Until recently, oil prices in emerging markets had enjoyed heavy government subsidies. In the last month or so, many countries —including Taiwan, Indonesia and Sri Lanka — have begun to reduce those subsidies. Even China — thought to be loath to hit consumers beleaguered by soaring food prices with increasing oil prices — has reduced subsidies.

We believe the partial lifting of oil price subsidies in China is the latest in a growing list of reasons why the Chinese economy is in the early stages of a material slowdown. If true, we believe the slowdown could trigger a meaningful change in the investment landscape in the U.S. For several years, the global growth trade has worked in spades, and it has paid handsomely to be long energy and commodities and short financials. The linchpin of that trade has been double-digit real growth in China. So why do we think China will slow?

The case for a China slowdown begins with the unprecedented degree of monetary policy tightening implemented by the People’s Bank of China (PBoC) in the last two years. Since June 2006, the PBoC has raised the reserve requirement ratio (RRR) that banks must meet 19 times from 7.5% to 17.5%. Over the same period, the PBoC has raised China’s base lending rate seven times from 5.85% to 7.47%. Since monetary policy normally acts with an 18- to 24-month lag, one would expect the effect of tightening to be showing up about now. That seems to be happening. Year-over-year growth in Chinese exports to the G3 (U.S., European Union and Japan) has dropped steadily from a high of nearly 30% in 2004 to about 20% in 2005, 15% in 2006, 12% in 2007 and roughly 2% in the first quarter of 2008. At the same time, year-over-year growth in wages has climbed steadily in the last several years, and in the first quarter of 2008 exceeded the growth rate of imports by more than seven times. In short, a classic corporate profit squeeze is developing in China, which could further slow growth. These factors, combined with the natural tendency of host countries’ economies to slow in the year following the Olympic Games, suggest to us that a slowdown in China is on the way, one that could have a material impact on the demand for oil and other commodities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

Investment Results

Total returns for the American Leading Companies Trust (ALC) for the three month, six month, one-year, three-year, five-year, ten-year, and since inception periods ended June 30, 2008, are listed below, along with those of some representative benchmarksA:

				Average Annual Total Returns
				Through June 30, 2008
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Since InceptionD
American Leading Companies
Primary Class	–11.91%	–24.58%	–31.31%	–4.61%	+2.23%	+1.58%	+6.24%
Institutional Class	–11.61%	–24.15%	–30.55%	–3.62%	+3.29%	N/A	+1.26%
S&P 500 Stock Composite Index	–2.73%	–11.91%	–13.12%	+4.41%	+7.58%	+2.88%	+9.08%
Lipper Large-Cap Core Funds	–1.44%	–10.80%	–11.38%	+4.82%	+6.94%	+2.32%	+7.84%
Lipper Large-Cap Value Funds	–3.40%	–12.62%	–16.53%	+3.84%	+7.81%	+3.44%	+8.54%
Dow Jones Industrial Average	–6.85%	–13.38%	–13.27%	+5.83%	+7.20%	+4.50%	+10.25%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class and Institutional Class were 1.83% and 0.79%, respectively. Expenses are the Fund’s total annual operating expenses for each share class for the fiscal year ended March 31, 2008 indicated in the Fund’s prospectus dated August 1, 2008. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

American Leading Companies Trust (ALC) had a dismal quarter, badly trailing all relevant benchmarks and peer averages. I am truly sorry to have not done a better job for my shareholders over the last year. I have certainly been trying, though the performance numbers give no evidence of that effort. As the largest individual shareholder of the Fund (as nearly as I can determine), I certainly feel your pain. I continue to believe that a major improvement in performance is on the way, but of course, I can make no guarantee of that.

D	The inception date of the Fund’s Primary Class is September 1, 1993. The inception date of the Fund’s Institutional Class is June 14, 2001. Index returns are for the periods beginning August 31, 1993.

N/A — Not applicable

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

For the quarter, the best-performing stocks owned in the portfolio for the entire period were: Jabil Circuit, Inc., Sprint Nextel Corporation, Noble Corporation, Baker Hughes Inc., Anadarko Petroleum Corporation, Accenture Ltd., Devon Energy Corporation, Apache Corporation, Amgen Inc. and Transocean Inc. The quarterly leaders list is heavily dominated by energy stocks, as six of the top ten performers came from this sector. Laggards for the quarter were: UAL Corporation, Centex Corporation, General Motors Corporation, American International Group, Inc., Bank of America Corporation, Lennar Corporation, Pulte Homes, Inc., Lloyds TSB Group plc, XL Capital Ltd. and Yahoo! Inc.

On a relative performance contribution basis, which takes into account both price performance relative to the S&P 500 Index and portfolio weighting, the biggest contributors to performance were: Jabil Circuit, Inc., Sprint Nextel Corporation, U.S. Steel Corporation, Noble Corporation and the DIRECTV Group. The biggest detractors from performance were: UAL Corporation, American International Group, Inc., General Electric Company, J.P. Morgan Chase & Company, Bank of America Corporation, United Health Group Inc., Yahoo! Inc. and Lloyds TSB Group plc.

Despite the poor performance of the portfolio over the last 12 months, and particularly during the last quarter, we believe the portfolio is positioned to have much improved results over the next year or two. According to data from Mellon Analytical Solutions, the American Leading Companies portfolio trades at a forward 12-month price-to-earnings (P/E) ratio of 11.7X, compared to the S&P 500 P/E of 13.2X, despite having similar long-term growth prospects. In addition, the gross yield of the portfolio is well above the average the S&P 500 Index, and the portfolio’s price in relation to book value and sales is also lower. These indicators of value have been no help in the powerfully momentum-driven market of the last year, but have served as good predictors of outperformance over the long-term.

On a sector basis, the portfolio’s largest concentration is in technology stocks, which represent about 28% of holdings as of the end of the quarter. Our technology holdings as a group sport rock-solid balance sheets, attractive valuations and high free cash flow yields. In addition, many of our tech holdings have been using their powerful cash flows to repurchase their own shares, a welcome change from the serial dilution that many tech management groups practiced in the late 1990s and early 2000s. Our second largest portfolio concentration is in financial stocks, where we see exceptional value. As an example, the five banks that we own in ALC – J.P. Morgan Chase, Bank of America, Citigroup, Lloyd’s Bank and Capital One – which represent about 12.8% of ALC’s assets, sold (at June quarter end) at 7.2 times 2009 estimated earnings and yielded an average of 7.9%. We have not seen values that appeared to us to be this attractive in bank stocks since 1982. Finally, our third largest portfolio concentration is in health care stocks. Within this sector, we think our managed care holdings – UnitedHealth Group, Well-Point and Health Net – are especially attractive, selling as a group for less than half what we believe they are worth.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

In closing, we would also highlight two other individual stocks which we believe are especially attractive, General Electric Company (GE) and American International Group (AIG). We believe these two global powerhouses have been unduly punished in the last twelve months. General Electric currently sells for less than half what it did in late 2000, despite having nearly doubled its earnings since then. GE has paid a dividend each quarter for more than 100 years and has raised its dividend for 32 consecutive years. The yield on the current dividend is over 4.4%. GE shares look like an exceptionally good buy to us. Even more startlingly, AIG currently sells for less than 25% of its value in 2000, as the shares have been decimated by concerns about the company’s exposure to write downs on its book of credit default swaps (CDS). We believe AIG will see its way through its current problems and could be earning at an annualized rate of $5 to $6 per share in a year or two. If this proves true, the shares could appreciate substantially in the next two to three years, in our opinion.

Outlook

We believe that oil prices above $135 per barrel pose a significant threat to the U.S. equity market and the U.S. economy. Oil prices at these levels or higher increase the odds that the U.S. economy will fall into recession, a view shared by a number of other market observers we respect, including Michael Goldstein of Empirical Research Partners and former Fed Governor Lyle Gramley. Mr. Gramley notes in a recent piece that the increase in oil prices in the second quarter alone has drained an incremental $200 billion from the pockets of U.S. consumers, an amount greater than the tax rebates that were intended to act as a stimulus to the economy. The combined effects of sky-high oil prices, rising unemployment and the negative wealth effects of both declining stock and house prices have led Mr. Gramley to conclude that U.S. real gross domestic product growth is likely to be negative in the fourth quarter of 2008. Whether this period is ultimately classified as a recession may be a matter of semantics.

Another worry for investors is now that the market correction has morphed into a bear market, how much more weakness in stocks can investors expect? According to data from Birinyi Associates, there have been 13 bear markets in the post-WWII era, averaging declines of –28% and durations of 380 days. So, if this turns out to be an average bear market, history says it should be over by the end of 2008, with investors facing an additional –8% to –10% of downside risk.

Some might argue that because of the severe dislocations in the financial sector, this bear market could prove to be worse than average. We believe the arguments are at least as good that it may be less than average, and in fact, may be close to ending, both in terms of duration and degree of downside risk. In support of the latter view, we note that outside the financial sector, many other sectors of the economy are reasonably healthy. In addition, interest rates are quite low in both relative and absolute terms compared to other bear market periods. Inflation, while troublesome recently, is not disastrously high, as it was in the late ’70s and early ’80s for example. Finally, stock valuations going into this downturn last October were not at nosebleed levels and appear quite attractive currently, even if, as seems likely, consensus estimates for this year and next are a bit optimistic.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii	Investment Commentary

After the punch in the stomach the market delivered to investors in June, it is tough to be bullish on the outlook. Ironically, that very fact is the chief reason for optimism, in our view. The best buying opportunities in the market most often occur during periods of discouragement and pessimism.

Signs of investor pessimism are widespread, and it’s hard to blame people. The Dow Industrials’ first-half price decline of –14.4% was its worst since 1970. Foreign markets were no better, as the MSCI World IndexE declined –13% in the first half of 2008, its worst showing in 38 years. More than half the stocks in the S&P 500 Index were down more than –10% in the month of June alone. According to veteran market observer Bob Farrell, the five-week percentage of advancing issues recently hit 39.4%, the first reading below 40% since 2002.

On the economic front, unemployment is up and house prices are continuing to fall. As a consequence, consumer confidence is at a 28-year low and investors are heading for the hills in droves. According to Barron’s, net redemptions from domestic equity mutual funds totaled $80.4 billion over the last 12 months. S&P 500 short interest on the New York Stock Exchange (NYSE) is at a record high 10.4 billion shares. Shares short now total 3.57% of all shares listed on the NYSE, a percentage that is over 50% higher than the previous record set in 2002. These investor actions are fully reflected in the venerable Lowry indices of buying power and selling pressure (followed by Bob Farrell for over 50 years), which recently reached one of their widest spreads ever, as selling pressure hit a new all-time peak.

Poll after poll shows that investors are deeply pessimistic about the outlook for the market. Market newsletter writers are as bearish as they’ve been in quite some time. The latest American Association of Individual Investors poll shows that bears outnumber bulls by 2-to-1, similar to the reading in March 2008.

Legendary investor John Templeton, who died recently at 95, was famous for urging that investors “buy at the point of maximum pessimism.” This is great advice, but advice, unfortunately, that most investors regularly choose to ignore. Their response when faced with the recommendation to buy when the outlook seems bleak is, “How do you know this is the point of maximum pessimism? How do you know things won’t get much worse?” The truthful answer is that often you don’t. Our job as investors is to assess the situation on a probabilistic basis, looking for opportunities that offer the greatest reward for the risks assumed. In this effort, we find it very valuable to pay particular attention to long-time market observers who have the ability to put the current market environment in historical perspective. One of our favorites is John Mendelson. We value his work not only because he has a good long-term record, but because it is based on what people do, not what they say.

E	MSCI World Index – The MSCI World Index is a leading benchmark used by institutional asset managers to measure the performance of global equity markets. As of June 2007, the MSCI World Index consisted of 23 developed market countries.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	ix

We call attention to John Mendelson because one of his most reliable indicators, his colorfully named “Diaper Indicator,” flashed a buy signal on July 7. In a July 8, 2008, note, Mr. Mendelson had this to say:

“My proprietary ‘Diaper Indicator’ measures the difference between advancing and declining volume and its rate of change looking for ‘a highly emotional moment.’ It is a calculation that translates into numbers my long standing phrase. . . There has never been an intellectual low. I like this indicator, which I designed decades ago to highlight significant bottoms, as it has an accurate record and produces few signals. It is not a trading tool and does not work on the sell side. The last buy signal was at the close on March 17, 2008, the day of the inter-day low on the S&P 500 Index (SPX). As noted in my Weekly Report of March 18, the prior buy signal was five years before on March 11, 2003, the date of the S&P 500 low that was followed by a huge rally over the next 12 months. The only time in the decades since it was developed when there have been two buy signals within a relatively brief period of time were the buy signals of late July 2002 when the New Low List reached its peak and most stocks bottomed and early October 2002 when the popular indices made their final lows . . . a period of about two and one-half months. The second shortest period between buy signals prior to this were two of the dates mentioned above . . . early October 2002 and mid-March 2003 or five months. Obviously, the recent period from March 17 is about three and one-half months. The ‘Diaper Indicator’ gave another buy signal at the close last night [July 7, 2008] suggesting an extremely emotional tone in the current equity market, one historically seen at significant bottoms.”

In closing, we note that valuation spreads widened by a near-record amount in June and now stand nearly three standard deviations above their long-term mean (almost as high as they have ever been). Twelve months ago, when valuation spreads were near record lows, we did not foresee the magnitude of the difficulties a period of widening spreads might present to our style of investing. That said, from here, we believe that our approach could begin to produce much improved results, even if valuation spreads widen somewhat further. When they begin to narrow, it is our belief that we could do very well.

As always, we thank you for your support and welcome your comments.

David E. Nelson, CFA

Chairman, Investment Policy Committee

Legg Mason Capital Management

July 31, 2008

DJIA: 11,378.02

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

x	Investment Commentary

All investments are subject to risk including possible loss of principal. Past performance is no guarantee of future results.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Investors Trust Inc., and Legg Mason Investor Services, LLC as to its accuracy or completeness. Predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xi

U.S. Small-Capitalization Value Trust

Total returns for the U.S. Small-Capitalization Value Trust (“Fund”) for various periods ended June 30, 2008, are presented below, along with those of some comparative indices:A

				Average Annual Total Returns Through June 30, 2008
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Since InceptionB
U.S. Small-Cap Value Trust
Primary Class	–6.97%	–10.91%	–26.37%	–4.19%	+5.85%	+4.29%	+4.32%
Institutional Class	–6.65%	–10.38%	–25.59%	–3.21%	+7.00%	+5.38%	+5.50%
Russell 1000 Index	–1.89%	–11.20%	–12.36%	+4.81%	+8.22%	+3.38%	+3.72%
Russell 1000 Growth Index	+1.25%	–9.06%	–5.96%	+5.91%	+7.32%	+0.96%	+1.55%
Russell 1000 Value Index	–5.31%	–13.57%	–18.78%	+3.53%	+8.92%	+4.91%	+5.00%
Russell 2000 Index	+0.58%	–9.37%	–16.19%	+3.79%	+10.29%	+5.53%	+5.50%
Russell 2000 Value Index	–3.55%	–9.84%	–21.63%	+1.39%	+10.02%	+7.47%	+7.34%
Russell 2500 Index	+1.39%	–8.11%	–14.28%	+4.94%	+11.49%	+7.50%	+7.45%
Russell 2500 Value Index	–1.24%	–8.37%	–19.91%	+2.19%	+10.91%	+8.12%	+8.01%
Russell Midcap Index	+2.67%	–7.57%	–11.19%	+6.84%	+13.07%	+8.10%	+8.18%
Russell Midcap Value Index	+0.07%	–8.58%	–17.09%	+4.97%	+13.00%	+8.45%	+8.41%
S&P 500 Stock Composite Index	–2.73%	–11.91%	–13.12%	+4.41%	+7.58%	+2.88%	+3.27%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Primary Class and Institutional Class were 2.05% and 1.01%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class for the fiscal year ended March 31, 2008 as indicated in the Fund’s prospectus dated August 1, 2008 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratios for the Primary Class and Institutional Class were 2.00% and 1.00%, respectively. Net expenses are the Fund’s total annual operating expenses for each share class for the fiscal year ended March 31, 2008 as indicated in the Fund’s prospectus dated August 1, 2008, and reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

A

See Glossary of Index Definitions on page xv. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.

B	The inception date of the Fund’s Primary Class is June 15, 1998. The inception date of the Fund’s Institutional Class is June 19, 1998. Index returns are for periods beginning May 31, 1998.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xii	Investment Commentary

Market Commentary

By the end of the quarter markets were retesting the lows witnessed in March as stocks fell sharply during June in the face of higher oil prices and weakening consumer confidence. Oil prices over $140 per barrel and gas prices solidly above $4 a gallon, coupled with continued housing market difficulties and weak employment statistics, left consumers and investors pessimistic. While first quarter economic figures reflected positive growth, concern increased that we could be entering a lengthy slowdown. Credit markets are still fragile with significantly reduced activity in many credit instruments and continued write-downs among banks and securities firms. Additionally, potential weakness in economic activity outside the U.S. threatened to remove one of our economy’s remaining supports in robust export sales. The Federal Reserve BoardC (“Fed”) held short interest rates steady during the quarter citing a balance between recession and inflation risks.

The strongest performing sectors for the quarter and first half were energy and basic materials, both boosted by strong global demand. Poor performers included the financial stocks, beset by continued problems with asset write-downs and loan defaults, and consumer stocks, which fell along with consumer confidence. In the second quarter, growth benchmarks, which have less exposure to financials, outperformed, and they are ahead year-to-date as well. Small-cap stocks continued to outperform large caps during the quarter and remain ahead year-to-date. In the second quarter, the Russell 2000 Value Index fell –3.6% while the Russell 2000 Index gained 0.6% and the Russell 2000 Growth Index advanced 4.5%. In the large-cap space, the Russell 1000 Value Index fell –5.3%, the Russell 1000 Index dropped –1.9% and the Russell 1000 Growth Index gained 1.3%. Year-to-date, all the domestic indices are deep in negative territory with the Russell 2000 Value Index off –9.8%, the Russell 2000 Index down –9.4% and the Russell 2000 Growth Index declining –8.9%. Year-to-date, the Russell 1000 Value Index has fallen –13.6%, the Russell 1000 Index –11.2% and the Russell 1000 Growth Index –9.1%.

The Fund lagged the Russell 2000 Value year-to-date as challenging market conditions continued, particularly in the month of June. In the second quarter the portfolio benefited from our industrial and utility holdings, which have performed well relative to the benchmark, and from an underweight of automobile and auto parts as these stocks tumbled. Our financial, energy and basic materials positions put a strain on relative performance. Our overweight positions in banks and insurance companies were a negative as these groups lagged. Insurance companies have been hurt lately by increases in anticipated claims from the recent tornados, flooding and California fires. Our below benchmark position in fertilizer and steel producers was a negative as these stocks benefited from high global demand. Following Russell’s June

C	The Federal Reserve Board (“Fed”) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xiii

index rebalancing, the benchmark weight in these stocks fell due to high capitalizations and extended price-to-book ratios. In the energy sector, our small underweight in oil and gas producers proved to be more of a negative than the gain derived from our overweight in drilling equipment and service providers. Finally, for the year-to-date, the portfolio has benefited from its relatively strong returns in retailers and truckers despite reduced consumer activity.

Since the beginning of the year, we have reduced our holdings in the consumer and financial sectors. This decline has been in part due to our increased emphasis on avoiding stocks with poor recent price performance. With their poor price momentum over the last year, we have been less likely to buy and more likely to sell issues in these two sectors. We increased our energy holdings because they have exhibited strong positive price momentum, and we have raised our technology weighting due to our introduction of price-to-book as one of our valuation measures. The portfolio is now overweight in the industrials and energy sectors and underweight in technology, basic materials and financials. Our relative weightings were impacted significantly by Russell’s June 30 benchmark rebalancing as the Russell 2000 Value Index’s financial weighting rose almost 4% while energy fell 4.5% and materials declined almost 2.5%.

Market and Fund Outlook

Earlier in the quarter, the equity markets rose in hopeful anticipation of improving economic conditions. Disappointing news in June, particularly with respect to oil and gasoline prices, along with continued consumer confidence declines, pushed the markets back down sharply. July has continued to prove difficult for companies in the financial industry and for the stock market broadly. While rebounds are difficult to time, historical patterns suggest that stocks do often recover well in advance of the economy, and that market recovery often is lead by the small cap value sector. In the meantime, we do see evidence that our revised emphasis on stocks with better recent price performance has benefited the portfolio. We introduced this revision to our process based on historical evidence that positive price momentum generally has led to higher returns. And, over the last month and quarter, the stocks that had outperformed over the previous nine months continued to produce stronger returns. While these revisions will not be a positive contributor to performance in every period, we believe over the long term they will help us generate higher returns and lower volatility versus the benchmark. As always, we appreciate the opportunity to work with you, and we welcome your questions and comments.

Henry Otto

Steve Tonkovich

July 21, 2008

DJIA: 11,467.34

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xiv	Investment Commentary

Investment risks: A fund that invests in small companies may involve higher risk than a fund that invests in larger, more established companies. Small companies may have limited product lines, markets, or financial resources. Therefore the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in large-cap companies or other asset classes. All investments are subject to risk, including the loss of principle. Past performance is no guarantee of future results.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio managers, Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio managers, Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xv

Glossary of Index Definitions

Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.

Dow Jones Wilshire 5000 Index — A market capitalization-weighted index composed of over 5,000 equity securities for companies considered by the investment community to be U.S. companies, and is generally considered representative of the U.S. equity market.

Lipper Large-Cap Core Funds Average — Average of the 898 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds Average — Average of the 594 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Index — Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index — Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

Russell 2000 Growth Index — Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index — Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index — The Russell 2500 Index offers investors access to the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500 includes the smallest 2500 securities in the Russell 3000.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xvi	Investment Commentary

Russell 2500 Value Index — The Russell 2500 Value Index offers investors access to the small to mid-cap value segment of the U.S. equity universe. The Russell 2500 Value is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small to mid-cap value manager’s opportunity set.

S&P 100 Index — A market capitalization-weighted index, composed of 100 major, blue chip companies across diverse industry groups.

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

S&P MidCap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Investors Trust’s quarterly report for American Leading Companies Trust and U.S. Small-Capitalization Value Trust, for the quarter ended June 30, 2008.

Total returns during various periods ended June 30, 2008 are:

	Total Returns
	3 Months	1 Year

American Leading Companies Trust
Primary Class	–11.91%	–31.31%
Institutional Class	–11.61%	–30.55%
S&P 500 Stock Composite IndexA	–2.73%	–13.12%
U.S. Small-Capitalization Value Trust
Primary Class	–6.97%	–26.37%
Institutional Class	–6.65%	–25.59%
Russell 2000 IndexB	+0.58%	–16.19%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about each Fund’s performance over longer periods of time is shown in each respective Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

A

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

2	Quarterly Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

July 31, 2008

Supplement to the Prospectus dated

August 1, 2008

Legg Mason U.S. Small-Capitalization Value Trust

is now open to new investors.

The first paragraph in the section “Investment Objectives and Policies”, subsection “Legg Mason U.S. Small-Capitalization Value Trust” on page 5 of the Prospectus is deleted in its entirety.

This Supplement should be retained with your Prospectus for future reference.

This Supplement is dated August 11, 2008.

Quarterly Report to Shareholders	3

Performance Information

American Leading Companies Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–31.31%	–31.31%
Five Years	+11.68%	+2.23%
Ten Years	+16.97%	+1.58%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–30.55%	–30.55%
Five Years	+17.55%	+3.29%
Life of Class*	+9.23%	+1.26%

*	Inception date: June 14, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the periods beginning May 31, 2001.

6	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of June 30, 2008)B

(As a percentage of the portfolio)

Top 10 Holdings (As of June 30, 2008)

Security	% of Net Assets
J.P. Morgan Chase and Co.	4.2%
Jabil Circuit Inc.	3.7%
International Business Machines Corp.	3.7%
Health Net Inc.	3.6%
Philip Morris International Inc.	3.5%
Texas Instruments Inc.	3.5%
UnitedHealth Group Inc.	3.2%
General Electric Co.	3.2%
Hewlett-Packard Co.	3.2%
Nokia Oyj – ADR	3.0%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	7

American Leading Companies Trust

Selected Portfolio PerformanceC

Strongest performers for the quarter ended June 30, 2008D
1. Jabil Circuit Inc.	+74.5%
2. Sprint Nextel Corp.	+42.0%
3. Noble Corp.	+32.6%
4. Baker Hughes Inc.	+27.7%
5. Anadarko Petroleum Corp.	+18.9%
6. Accenture Ltd.	+15.8%
7. Devon Energy Corp.	+15.3%
8. Apache Corp.	+15.2%
9. Amgen Inc.	+12.9%
10. Transocean Inc.	+12.7%

Weakest performers for the quarter ended June 30, 2008D
1. UAL Corp.	–75.8%
2. Centex Corp.	–44.7%
3. General Motors Corp.	–38.9%
4. American International Group Inc.	–38.5%
5. Bank of America Corp.	–35.8%
6. Lennar Corp.	–33.9%
7. Pulte Homes Inc.	–33.6%
8. Lloyds TSB Group PLC	–30.8%
9. XL Capital Ltd.	–29.6%
10. Yahoo! Inc.	–28.6%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Freddie Mac	Alcoa Inc.
National City Corp. (Preferred Stock)	The DIRECTV Group Inc.
The Pepsi Bottling Group Inc.
United States Steel Corp.
Washington Mutual Inc.

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire quarter.

8	Quarterly Report to Shareholders

Portfolio of Investments

American Leading Companies Trust

June 30, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 100.1%

Consumer Discretionary — 9.6%
Automobiles — 0.5%
General Motors Corp.	186,000	$2,139,000

Household Durables — 2.7%
Centex Corp.	167,000	2,232,790
Lennar Corp.	385,000	4,750,900
Pulte Homes Inc.	529,000	5,094,270

		12,077,960

Internet and Catalog Retail — 1.1%
Expedia Inc.	278,000	5,109,640	A

Media — 1.9%
Time Warner Inc.	599,000	8,865,200

Multiline Retail — 1.2%
Sears Holdings Corp.	74,000	5,450,840	A

Specialty Retail — 2.2%
The TJX Cos. Inc.	316,000	9,944,520

Consumer Staples — 6.3%
Food Products — 1.6%
Kraft Foods Inc.	256,809	7,306,216

Tobacco — 4.7%
Altria Group Inc.	251,000	5,160,560
Philip Morris International Inc.	325,000	16,051,750

		21,212,310

Quarterly Report to Shareholders	9

	Shares/Par	Value
Energy — 6.7%
Energy Equipment and Services — 3.3%
Baker Hughes Inc.	33,000	$2,882,220
Noble Corp.	97,000	6,301,120
Transocean Inc.	38,000	5,790,820	A

		14,974,160

Oil, Gas and Consumable Fuels — 3.4%
Anadarko Petroleum Corp.	47,000	3,517,480
Apache Corp.	33,000	4,587,000
Devon Energy Corp.	46,000	5,527,360
Exxon Mobil Corp.	23,000	2,026,990

		15,658,830

Financials — 21.0%
Capital Markets — 1.5%
Merrill Lynch and Co. Inc.	117,500	3,725,925
Morgan Stanley	84,000	3,029,880

		6,755,805

Commercial Banks — 3.4%
Lloyds TSB Group PLC	1,810,000	11,208,374
National City Corp. Pfd.	45	4,293,000

		15,501,374

Consumer Finance — 0.5%
Capital One Financial Corp.	56,000	2,128,560

Diversified Financial Services — 8.7%
Bank of America Corp.	367,000	8,760,290
Citigroup Inc.	707,500	11,857,700
J.P. Morgan Chase and Co.	557,000	19,110,670

		39,728,660

Insurance — 4.2%
American International Group Inc.	437,300	11,570,958
The Travelers Cos. Inc.	123,000	5,338,200

10	Quarterly Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Insurance — Continued
XL Capital Ltd.	100,000	$2,056,000

		18,965,158

Thrifts and Mortgage Finance — 2.7%
Countrywide Financial Corp.	2,000,000	8,500,000
Freddie Mac	232,000	3,804,800

		12,304,800

Health Care — 14.5%
Biotechnology — 1.6%
Amgen Inc.	149,000	7,026,840	A

Health Care Providers and Services — 9.3%
Health Net Inc.	687,000	16,529,220	A
UnitedHealth Group Inc.	562,000	14,752,500
WellPoint Inc.	232,000	11,057,120	A

		42,338,840

Pharmaceuticals — 3.6%
Johnson and Johnson	167,000	10,744,780
Pfizer Inc.	325,000	5,677,750

		16,422,530

Industrials — 11.1%
Aerospace and Defense — 5.2%
General Dynamics Corp.	146,000	12,293,200
Lockheed Martin Corp.	116,600	11,503,756

		23,796,956

Airlines — 0.9%
UAL Corp.	761,000	3,972,420

Industrial Conglomerates — 3.2%
General Electric Co.	543,000	14,492,670

Quarterly Report to Shareholders	11

	Shares/Par	Value
Industrials — Continued
Machinery — 1.8%
Caterpillar Inc.	110,000	$8,120,200

Information Technology — 28.3%
Communications Equipment — 3.0%
Nokia Oyj – ADR	556,703	13,639,223

Computers and Peripherals — 6.8%
Hewlett-Packard Co.	325,000	14,368,250
International Business Machines Corp.	141,000	16,712,730

		31,080,980

Electronic Equipment and Instruments — 4.8%
Flextronics International Ltd.	534,000	5,019,600	A
Jabil Circuit Inc.	1,021,000	16,754,610

		21,774,210

Internet Software and Services — 3.7%
eBay Inc.	371,000	10,139,430	A
Yahoo! Inc.	325,000	6,714,500	A

		16,853,930

IT Services — 2.1%
Accenture Ltd.	232,000	9,447,040

Semiconductors and
Semiconductor Equipment — 5.6%
Applied Materials Inc.	511,000	9,754,990
Texas Instruments Inc.	557,000	15,685,120

		25,440,110

Software — 2.3%
Microsoft Corp.	376,000	10,343,760

12	Quarterly Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Telecommunication Services — 2.5%
Wireless Telecommunication Services — 2.5%
Sprint Nextel Corp.	1,207,000	$11,466,500

Total Common Stocks and Equity Interests
(Cost — $ 413,526,112)		454,339,242

Repurchase Agreements — N.M.
Bank of America
2.20%, dated 6/30/08, to be repurchased at $79,250 on 7/1/08 (Collateral: $ 75,000 Freddie Mac notes, 5.75% due 1/15/12, value $ 81,605)	$79,245	79,245
Goldman Sachs & Co.
2.36%, dated 6/30/08, to be repurchased at $79,250 on 7/1/08 (Collateral: $ 85,000 Fannie Mae Mortgage-backed security, 5.00%due 5/1/38, value $ 81,454)	79,245	79,245

Total Repurchase Agreements (Cost — $ 158,490)		158,490

Total Investments — 100.1% (Cost — $ 413,684,602)B		454,497,732
Other Assets Less Liabilities — (0.1)%		(369,694)

Net Assets — 100.0%		$454,128,038

Net Asset Value Per Share:
Primary Class		$17.16

Institutional Class		$18.03

N.M. Not Meaningful.

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$131,823,744
Gross unrealized depreciation	$(91,010,614)

Net unrealized appreciation	$40,813,130

ADR — American Depository Receipt

Pfd. — Preferred Stock

Quarterly Report to Shareholders	13

Performance Information

U.S. Small-Capitalization Value Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

14	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–26.37%	–26.37%
Five Years	+32.88%	+5.85%
Ten Years	+52.22%	+4.29%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders	15

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-25.59%	-25.59%
Five Years	+40.23%	+7.00%
Ten Years	+68.80%	+5.38%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of June 30, 2008)A

(As a percentage of the portfolio)

Top Ten Holdings (As of June 30, 2008)

Security	% of Net Assets
Stone Energy Corp.	1.6%
Olin Corp.	1.6%
Rent-A-Center Inc.	1.5%
Westar Energy Inc.	1.4%
Con-way Inc.	1.4%
Hanover Insurance Group Inc.	1.3%
WGL Holdings Inc.	1.1%
Del Monte Foods Co.	1.0%
Infinity Property and Casualty Corp.	0.9%
Ethan Allen Interiors Inc.	0.9%

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	17

U.S. Small Cap Value Trust

Selected Portfolio PerformanceB

Strongest performers for the quarter ended June 30, 2008C
1. Brigham Exploration Co.	+160.8%
2. W&T Offshore Inc.	+71.6%
3. Parlux Fragrances Inc.	+70.1%
4. GrafTech International Ltd.	+65.5%
5. Credit Acceptance Corp.	+64.6%
6. USEC Inc.	+64.3%
7. Industrial Services of America Inc.	+59.6%
8. Complete Production Services Inc.	+58.8%
9. Superior Essex Inc.	+58.7%
10. Parker Drilling Co.	+55.0%

Weakest performers for the quarter ended June 30, 2008C
1. Anchor Bancorp Wisconsin Inc.	–62.6%
2. Independent Bank Corp.	–61.1%
3. City Bank	–61.0%
4. Republic Airways Holdings Inc.	–60.0%
5. Hauppauge Digital Inc.	–55.6%
6. Taylor Capital Group Inc.	–54.4%
7. AH Belo Corp.	–48.7%
8. Aldila Inc.	–48.6%
9. Accuride Corp.	–48.0%
10. Great Southern Bancorp Inc.	–46.8%

B

Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid. Portfolio changes are not reported for U.S. Small-Cap due to the Fund’s high volume of trading.

C	Securities held for the entire quarter.

18	Quarterly Report to Shareholders

Portfolio of Investments

U.S. Small-Capitalization Value Trust

June 30, 2008

(Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.5%

Consumer Discretionary — 15.3%
Auto Components — 0.7%
ATC Technology Corp.	4,675	$108,834	A
Dorman Products Inc.	10,280	82,857	A
Lear Corp.	8,400	119,112	A
Modine Manufacturing Co.	13,360	165,263
Standard Motor Products Inc.	2,600	21,216
Superior Industries International Inc.	7,380	124,574
TRW Automotive Holdings Corp.	2,280	42,112	A

		663,968

Distributors — 0.1%
Audiovox Corp.	5,750	56,465	A
Core-Mark Holding Co. Inc.	2,870	75,194	A

		131,659

Diversified Consumer Services — 0.5%
Pre-Paid Legal Services Inc.	11,100	450,882	A

Hotels, Restaurants and Leisure — 1.6%
Bluegreen Corp.	32,760	198,198	A
CBRL Group Inc.	24,910	610,544
CEC Entertainment Inc.	2,040	57,141	A
Domino’s Pizza Inc.	6,490	74,635	A
Dover Downs Gaming and Entertainment Inc.	5,390	34,604
Frisch’s Restaurants Inc.	5,300	122,059
Interstate Hotels and Resorts Inc.	8,810	22,818	A
Landry’s Restaurants Inc.	1,820	32,705
Lodgian Inc.	6,100	47,763	A
Red Lion Hotels Corp.	5,100	40,647	A
Speedway Motorsports Inc.	18,050	367,859

		1,608,973

Quarterly Report to Shareholders	19

	Shares/Par	Value
Consumer Discretionary — Continued
Household Durables — 2.0%
Bassett Furniture Industries Inc.	3,230	$38,114
Blyth Inc.	5,590	67,248
CSS Industries Inc.	15,880	384,614
Ethan Allen Interiors Inc.	37,970	934,062
Furniture Brands International Inc.	13,570	181,295
Helen of Troy Ltd.	4,700	75,764	A
Hooker Furniture Corp.	12,280	212,690
La-Z-Boy Inc.	11,430	87,439

		1,981,226

Internet and Catalog Retail — N.M.
PC Mall Inc.	3,290	44,612	A

Leisure Equipment and Products — 1.1%
Aldila Inc.	4,750	27,217
Cybex International Inc.	2,400	8,184	A
Escalade Inc.	7,375	39,899
JAKKS Pacific Inc.	31,140	680,409	A
Polaris Industries Inc.	7,760	313,349
The Fairchild Corp.	5,200	10,972	A

		1,080,030

Media — 1.3%
AH Belo Corp.	6,528	37,210
Alloy Inc.	3,100	22,413	A
Belo Corp.	32,680	238,891
Cox Radio Inc.	8,850	104,430	A
Getty Images Inc.	4,270	144,881	A
Journal Communications Inc.	3,520	16,966
Saga Communications Inc.	13,800	69,138	A
Scholastic Corp.	10,190	292,045	A
Valassis Communications Inc.	32,040	401,141	A

		1,327,115

20	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Consumer Discretionary — Continued
Multiline Retail — 0.1%
Fred’s Inc.	7,310	$82,164
Tuesday Morning Corp.	5,570	22,893	A

		105,057

Specialty Retail — 6.3%
America’s Car-Mart Inc.	2,650	47,488	A
Asbury Automotive Group Inc.	43,320	556,662
Build-A-Bear Workshop Inc.	3,360	24,427	A
Charlotte Russe Holding Inc.	8,480	150,605	A
Charming Shoppes Inc.	9,076	41,659	A
Collective Brands Inc.	4,570	53,149	A
Conn’s Inc.	24,590	395,161	A
Foot Locker Inc.	5,480	68,226
Genesco Inc.	1,620	50,009	A
Group 1 Automotive Inc.	28,160	559,539
Hastings Entertainment Inc.	17,230	138,012	A
Haverty Furniture Cos. Inc.	4,700	47,188
Hot Topic Inc.	1,300	7,033	A
Jos. A Bank Clothiers Inc.	3,648	97,584	A
MarineMax Inc.	13,900	99,663	A
Penske Automotive Group Inc.	56,830	837,674
Rent-A-Center Inc.	71,620	1,473,224	A
REX Stores Corp.	15,595	180,122	A
Shoe Carnival Inc.	3,010	35,488	A
Sonic Automotive Inc.	39,540	509,671
Stage Stores Inc.	18,385	214,553
Systemax Inc.	5,900	104,135
The Dress Barn Inc.	16,790	224,650	A
The Finish Line Inc.	8,250	71,775	A
Zale Corp.	19,450	367,411	A

		6,355,108

Textiles, Apparel and Luxury Goods — 1.6%
Brown Shoe Co. Inc.	15,430	209,076
Columbia Sportswear Co.	2,740	100,695
Culp Inc.	2,740	19,235	A

Quarterly Report to Shareholders	21

	Shares/Par	Value
Consumer Discretionary — Continued
Textiles, Apparel and Luxury Goods — Continued
Jones Apparel Group Inc.	24,920	$342,650
K-Swiss Inc.	16,830	247,401
Lakeland Industries Inc.	1,280	16,230	A
Maidenform Brands Inc.	16,540	223,290	A
Perry Ellis International Inc.	4,050	85,941	A
R.G. Barry Corp.	1,600	13,696	A
Skechers U.S.A. Inc.	11,460	226,450	A
Steven Madden Ltd.	4,953	91,036	A
Unifi Inc.	13,990	35,255	A

		1,610,955

Consumer Staples — 2.9%
Food and Staples Retailing — 0.2%
Ingles Markets Inc.	1,900	44,327
The Andersons Inc.	4,510	183,602

		227,929

Food Products — 1.7%
Chiquita Brands International Inc.	12,100	183,557	A
Del Monte Foods Co.	141,180	1,002,378
John B. Sanfilippo and Son Inc.	2,200	19,118	A
Monterey Gourmet Foods Inc.	3,740	7,555	A
Sanderson Farms Inc.	7,040	243,021
TreeHouse Foods Inc.	8,710	211,304	A

		1,666,933

Personal Products — 0.6%
CCA Industries Inc.	2,460	20,541
Elizabeth Arden Inc.	2,740	41,593	A
NBTY Inc.	7,220	231,474	A
Nutraceutical International Corp.	9,390	112,680	A
Parlux Fragrances Inc.	5,620	28,100	A
Prestige Brands Holdings Inc.	7,000	74,620	A
Schiff Nutrition International Inc.	9,740	54,544

		563,552

22	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Consumer Staples — Continued
Tobacco — 0.4%
Universal Corp.	9,560	$432,303

Energy — 7.7%
Energy Equipment and Services — 5.1%
Allis-Chalmers Energy Inc.	1,180	21,004	A
Basic Energy Services Inc.	9,310	293,265	A
Bristow Group Inc.	4,940	244,481	A
Bronco Drilling Co. Inc.	8,660	159,171	A
Cal Dive International Inc.	13,195	188,557	A
Complete Production Services Inc.	20,600	750,252	A
Grey Wolf Inc.	54,450	491,683	A
Gulfmark Offshore Inc.	12,090	703,396	A
Hornbeck Offshore Services Inc.	8,300	469,033	A
Key Energy Services Inc.	9,680	187,986	A
Parker Drilling Co.	6,670	66,767	A
PHI Inc.	1,000	40,170	A
Pioneer Drilling Co.	20,300	381,843	A
SEACOR Holdings Inc.	5,070	453,816	A
Superior Well Services Inc.	2,610	82,763	A
Trico Marine Services Inc.	6,120	222,890	A
Union Drilling Inc.	3,780	81,950	A
W-H Energy Services Inc.	3,080	294,879	A

		5,133,906

Oil, Gas and Consumable Fuels — 2.6%
Brigham Exploration Co.	8,000	126,640	A
Callon Petroleum Co.	3,700	101,232	A
Overseas Shipholding Group Inc.	1,820	144,726
Stone Energy Corp.	24,750	1,631,272	A
Swift Energy Co.	7,040	465,062	A
The Meridian Resource Corp.	1,500	4,425	A
USEC Inc.	5,120	31,130	A
W&T Offshore Inc.	2,370	138,669

		2,643,156

Quarterly Report to Shareholders	23

	Shares/Par	Value
Financials — 33.1%
Capital Markets — 0.4%
American Physicians Service Group Inc.	1,924	$42,405
FirstCity Financial Corp.	1,000	4,470	A
LaBranche Co. Inc.	17,300	122,484	A
Penson Worldwide Inc.	700	8,365	A
Sanders Morris Harris Group Inc.	7,060	47,867
SWS Group Inc.	3,840	63,782
TradeStation Group Inc.	12,180	123,627	A

		413,000

Commercial Banks — 13.4%
1st Source Corp.	6,850	110,285
American National Bankshares Inc.	8,660	157,525
Ameris Bancorp	3,840	33,408
Arrow Financial Corp.	10,137	183,784
BancFirst Corp.	10,058	430,482
BancorpSouth Inc.	16,600	290,334
Cadence Financial Corp.	4,840	52,417
Camden National Corp.	10,740	250,027
Chemical Financial Corp.	17,561	358,244
City Bank	2,680	23,048
Columbia Banking System Inc.	17,313	334,660
Community Bank System Inc.	3,570	73,613
Community Trust Bancorp Inc.	19,086	501,198
F.N.B. Corp.	46,490	547,652
First Bancorp	6,468	81,756
First Community Bancshares Inc.	10,470	295,254
First M&F Corp.	9,766	122,563
First Merchants Corp.	6,850	124,328
First Midwest Bancorp Inc.	14,890	277,699
First United Corp.	7,386	134,204
Firstbank Corp.	1,091	9,797
FirstMerit Corp.	3,800	61,978
FNB Corp.	6,157	47,409
Frontier Financial Corp.	4,570	38,936
Fulton Financial Corp.	69,690	700,384

24	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
Gateway Financial Holdings Inc.	3,500	$26,845
German American Bancorp Inc.	9,020	104,722
Great Southern Bancorp Inc.	2,320	18,838
Greene Bancshares Inc.	2,250	31,545
Guaranty Bancorp	14,740	53,064	A
Harleysville National Corp.	2,070	23,101
IBERIABANK Corp.	5,275	234,579
Independent Bank Corp.	3,880	15,520
Integra Bank Corp.	5,700	44,631
International Bancshares Corp.	37,586	803,213
Lakeland Financial Corp.	10,110	192,899
Macatawa Bank Corp.	6,145	49,160
MainSource Financial Group Inc.	14,824	229,772
MB Financial Inc.	4,900	110,103
Merchants Bancshares Inc.	3,840	86,208
Midwest Banc Holdings Inc.	4,780	23,279
Nara Bancorp Inc.	7,330	78,651
National Penn Bancshares Inc.	20,743	275,467
NBT Bancorp Inc.	23,880	492,167
Northrim BanCorp Inc.	8,060	146,450
Old Point Financial Corp.	1,801	32,062
PAB Bankshares Inc.	12,607	103,505
Pacific Capital Bancorp	17,510	241,288
Park National Corp.	6,030	325,017
Penns Woods Bancorp Inc.	4,270	132,370
Peoples Bancorp Inc.	10,568	200,581
Prosperity Bancshares Inc.	3,740	99,970
Renasant Corp.	8,322	122,583
Republic First Bancorp Inc.	2,478	17,990	A
S&T Bancorp Inc.	7,220	209,813
Sierra Bancorp	5,340	88,110
Simmons First National Corp.	7,580	212,013
Southwest Bancorp Inc.	9,560	109,940
Sun Bancorp Inc	5,176	52,536	A
Susquehanna Bancshares Inc.	21,840	298,990

Quarterly Report to Shareholders	25

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
SVB Financial Group	2,100	$101,031	A
Taylor Capital Group Inc.	1,384	10,366
TriCo Bancshares	12,227	133,886
Trustmark Corp.	48,120	849,318
Union Bankshares Corp.	5,300	78,917
United Bankshares Inc.	16,150	370,643
Univest Corp. of Pennsylvania	9,110	180,925
Washington Trust Bancorp Inc.	5,570	109,729
WesBanco Inc.	13,170	225,866
West Bancorporation	7,040	61,248
Whitney Holding Corp.	33,670	616,161
Wilshire Bancorp Inc.	800	6,856
Wintrust Financial Corp.	5,390	128,552
Yadkin Valley Financial Corp.	5,570	66,562

		13,468,027

Consumer Finance — 1.3%
AmeriCredit Corp.	40,170	346,265	A
Cash America International Inc.	4,100	127,100
Credit Acceptance Corp.	10,560	269,914	A
Dollar Financial Corp.	6,760	102,144	A
EZCORP Inc.	11,100	141,525	A
Nelnet Inc.	11,770	132,177
World Acceptance Corp.	3,840	129,293	A

		1,248,418

Diversified Financial Services — 0.4%
Asset Acceptance Capital Corp.	5,410	66,110
California First National Bancorp	6,030	57,888
Encore Capital Group Inc.	3,200	28,256	A
Financial Federal Corp.	11,280	247,709
Medallion Financial Corp.	4,820	45,404

		445,367

26	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Insurance — 14.3%
21st Century Holding Co.	2,130	$17,402
American Equity Investment Life Holding Co.	49,380	402,447
American Physicians Capital Inc.	2,690	130,304
Amerisafe Inc.	5,200	82,888	A
Amtrust Financial Services Inc.	16,200	204,120
Argo Group International Holdings Ltd.	5,992	201,092	A
Baldwin and Lyons Inc.	3,430	59,956
CNA Surety Corp.	40,170	507,749	A
Conseco Inc.	13,130	130,250	A
Darwin Professional Underwriters Inc.	3,380	104,104	A
Delphi Financial Group Inc.	39,155	906,047
Donegal Group Inc. — Class A	6,625	105,139
Donegal Group Inc. — Class B	3,672	64,664
Eastern Insurance Holdings Inc.	2,680	41,808
EMC Insurance Group Inc.	5,452	131,284
FBL Financial Group Inc.	32,820	652,462
First Mercury Financial Corp.	5,100	89,964	A
FPIC Insurance Group Inc.	2,410	109,221	A
Hallmark Financial Services Inc.	5,750	55,602	A
Hanover Insurance Group Inc.	30,420	1,292,850
Harleysville Group Inc.	16,690	564,623
Hilltop Holdings Inc.	1,700	17,527	A
Horace Mann Educators Corp.	40,170	563,183
Infinity Property and Casualty Corp.	22,840	948,317
IPC Holdings Ltd.	9,790	259,924
Max Capital Group Ltd.	10,240	218,419
Meadowbrook Insurance Group Inc.	43,060	228,218
Mercer Insurance Group Inc.	1,730	30,102
Montpelier Re Holdings Ltd.	15,920	234,820
National Interstate Corp.	7,390	135,828
National Western Life Insurance Co.	2,920	638,020
Navigators Group Inc.	6,670	360,513	A
Nymagic Inc.	7,480	143,317
OneBeacon Insurance Group Ltd.	6,500	114,205

Quarterly Report to Shareholders	27

	Shares/Par	Value
Financials — Continued
Insurance — Continued
Platinum Underwriters Holdings Ltd.	6,880	$224,357
PMA Capital Corp.	8,810	81,140	A
Presidential Life Corp.	29,960	461,983
ProAssurance Corp.	8,300	399,313	A
RLI Corp.	7,850	388,339
Safety Insurance Group Inc.	20,305	723,873
SeaBright Insurance Holdings	8,480	122,790	A
Selective Insurance Group Inc.	23,010	431,668
Specialty Underwriters’ Alliance Inc.	5,850	31,415	A
State Auto Financial Corp.	14,430	345,310
Stewart Information Services Corp.	4,200	81,228
The Phoenix Cos. Inc.	46,210	351,658
Tower Group Inc.	4,600	97,474
Unico American Corp.	4,750	41,325	A
United America Indemnity Ltd.	5,660	75,674	A
United Fire and Casualty Co.	13,176	354,830
Universal Insurance Holdings Inc.	3,290	11,647
Zenith National Insurance Corp.	10,380	364,961

		14,335,354

Thrifts and Mortgage Finance — 3.3%
Abington Bancorp Inc.	6,770	61,742
Anchor Bancorp Wisconsin Inc.	28,050	196,630
BankFinancial Corp.	3,100	40,331
Berkshire Hills Bancorp Inc.	2,970	70,241
First Defiance Financial Corp.	2,652	42,459
First Financial Holdings Inc.	12,540	215,437
First Financial Service Corp.	6,382	115,259
First Niagara Financial Group Inc.	15,390	197,915
First Place Financial Corp.	14,062	132,183
HMN Financial Inc.	2,932	45,299
Home Federal Bancorp Inc	4,830	47,624
Legacy Bancorp Inc.	2,500	28,825
NewAlliance Bancshares Inc.	29,320	365,914
North Central Bancshares Inc.	2,100	50,253

28	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Thrifts and Mortgage Finance — Continued
Parkvale Financial Corp.	7,850	$183,140
Provident Financial Services Inc.	1,800	25,218
Timberland Bancorp Inc.	11,550	92,631
United Financial Bancorp Inc.	4,900	54,733
Washington Federal Inc.	33,137	599,780
Webster Financial Corp.	26,080	485,088
Westfield Financial Inc.	8,820	79,821
WSFS Financial Corp.	3,650	162,790

		3,293,313

Health Care — 2.3%
Biotechnology — 0.1%
Emergent Biosolutions Inc.	7,000	69,510	A
Repligen Corp.	6,950	32,804	A
Trimeris Inc.	9,400	44,368

		146,682

Health Care Equipment and Supplies — 0.3%
AngioDynamics Inc.	6,600	89,892	A
Cardiac Science Corp.	6,310	51,742	A
HealthTronics Inc.	3,010	9,843	A
Invacare Corp.	5,600	114,464
National Dentex Corp.	1,842	23,283	A
Theragenics Corp.	9,280	33,686	A

		322,910

Health Care Providers and Services — 1.6%
Advocat Inc.	2,460	26,519	A
AMERIGROUP Corp.	7,500	156,000	A
Apria Healthcare Group Inc.	12,490	242,181	A
Cross Country Healthcare Inc.	3,200	46,112	A
Five Star Quality Care Inc.	8,810	41,671	A
Healthspring Inc.	16,400	276,832	A
LifePoint Hospitals Inc.	24,830	702,689	A

Quarterly Report to Shareholders	29

	Shares/Par	Value
Health Care — Continued
Health Care Providers and Services — Continued
Lincare Holdings Inc.	1,000	$28,400	A
PDI Inc.	3,890	33,882	A

		1,554,286

Health Care Technology — N.M.
AMICAS Inc.	5,900	16,756	A

Life Sciences Tools and Services — 0.1%
Albany Molecular Research Inc.	7,220	95,809	A

Pharmaceuticals — 0.2%
Caraco Pharmaceutical Laboratories Ltd.	1,000	13,200	A
King Pharmaceuticals Inc.	3,710	38,844	A
ViroPharma Inc.	9,800	108,388	A

		160,432

Industrials — 17.1%
Aerospace and Defense — 0.1%
Herley Industries Inc.	2,080	27,622	A
SIFCO Industries Inc.	4,290	43,329	A
The Allied Defense Group Inc.	2,300	12,834	A

		83,785

Air Freight and Logistics — 0.7%
Air T Inc.	1,000	10,050
Atlas Air Worldwide Holdings Inc.	2,010	99,415	A
Pacer International Inc.	24,640	530,006
Park-Ohio Holdings Corp.	1,970	29,077	A

		668,548

Airlines — 1.3%
Alaska Air Group Inc.	10,110	155,087	A
Republic Airways Holdings Inc.	40,170	347,872	A
SkyWest Inc.	65,250	825,413

		1,328,372

30	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Industrials — Continued
Building Products — 1.7%
Ameron International Corp.	1,200	$143,976
Armstrong World Industries Inc.	2,700	78,894
Lennox International Inc.	31,650	916,584
NCI Building Systems Inc.	1,350	49,585	A
Simpson Manufacturing Co. Inc.	4,000	94,960
Universal Forest Products Inc.	15,710	470,672

		1,754,671

Commercial Services and Supplies — 3.1%
Angelica Corp.	2,700	57,429
Comforce Corp.	11,640	23,629	A
COMSYS IT Partners Inc.	1,550	14,136	A
Consolidated Graphics Inc.	1,700	83,759	A
Deluxe Corp.	7,100	126,522
Ennis Inc.	16,510	258,381
G & K Services Inc.	3,500	106,610
GeoEye Inc.	5,090	90,144	A
Heidrick and Struggles International Inc.	1,920	53,069
Herman Miller Inc.	15,710	391,022
IKON Office Solutions Inc.	14,600	164,688
Industrial Services of America Inc.	3,100	49,383
Kelly Services Inc.	11,640	225,001
Kimball International Inc.	7,010	58,043
Knoll Inc.	15,800	191,970
Korn/Ferry International	5,300	83,369	A
Mobile Mini Inc.	3,830	76,600	A
MPS Group Inc.	15,410	163,808	A
North American Galvanizing and Coating Inc.	500	4,395	A
PeopleSupport Inc.	5,920	50,320	A
School Specialty Inc.	5,360	159,353	A
TrueBlue Inc.	27,350	361,293	A
United Stationers Inc.	3,470	128,217	A
Virco Manufacturing	8,500	42,415
Volt Information Sciences Inc.	8,210	97,781	A

Quarterly Report to Shareholders	31

	Shares/Par	Value
Industrials — Continued
Commercial Services and Supplies — Continued
VSE Corp.	1,090	$29,975
WCA Waste Corp.	3,840	24,384	A

		3,115,696

Construction and Engineering — 0.5%
Michael Baker Corp.	900	19,692	A
Northwest Pipe Co.	2,650	147,870	A
Perini Corp.	9,780	323,229	A

		490,791

Electrical Equipment — 2.9%
A.O. Smith Corp.	14,800	485,884
Acuity Brands Inc.	9,380	450,990
AZZ Inc.	3,300	131,670	A
GrafTech International Ltd.	31,780	852,658	A
Plug Power Inc.	36,100	84,835	A
Regal-Beloit Corp.	16,880	713,180
SL Industries Inc.	100	1,525	A
Superior Essex Inc.	4,380	195,479	A
Technology Research Corp.	300	777

		2,916,998

Industrial Conglomerates — 0.1%
Standex International Corp.	42	871
Tredegar Corp.	4,800	70,560

		71,431

Machinery — 1.9%
Accuride Corp.	23,960	101,830	A
Alamo Group Inc.	2,670	54,975
American Railcar Industries Inc.	2,280	38,258
Ampco-Pittsburgh Corp.	4,290	190,819
Columbus McKinnon Corp.	20	482	A
Gehl Co.	7,850	116,102	A
Greenbrier Cos. Inc.	2,500	50,750
Hurco Cos. Inc.	2,560	79,079	A
Lydall Inc.	6,360	79,818	A

32	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Industrials — Continued
Machinery — Continued
Mueller Industries Inc.	23,920	$770,224
NACCO Industries Inc.	200	14,870
NN Inc.	16,015	223,249
The L.S. Starrett Co.	1,570	37,115
Twin Disc Inc.	300	6,279
Wabash National Corp.	4,020	30,391
Watts Water Technologies Inc.	4,000	99,600

		1,893,841

Marine — 0.2%
International Shipholding Corp.	5,020	117,669	A
TBS International Ltd.	2,920	116,654	A

		234,323

Road and Rail — 2.5%
Arkansas Best Corp.	16,510	604,926
Con-way Inc.	30,050	1,420,163
Frozen Food Express Industries Inc.	4,620	31,185
P.A.M. Transportation Services Inc.	6,580	70,077	A
Saia Inc.	10,330	112,804	A
USA Truck Inc.	2,280	27,428	A
Werner Enterprises Inc.	12,300	228,534
YRC Worldwide Inc.	3,680	54,722	A

		2,549,839

Trading Companies and Distributors — 2.1%
Applied Industrial Technologies Inc.	11,820	285,689
GATX Corp.	11,430	506,692
H&E Equipment Services Inc.	300	3,606	A
Interline Brands Inc.	3,650	58,145	A
Rush Enterprises Inc.	2,190	26,302	A
TAL International Group Inc.	5,020	114,155
United Rentals Inc.	43,150	846,171	A
WESCO International Inc.	5,100	204,204	A
Willis Lease Finance Corp.	2,320	24,778	A

		2,069,742

Quarterly Report to Shareholders	33

	Shares/Par	Value
Information Technology — 8.7%
Communications Equipment — 0.7%
ADC Telecommunications Inc.	9,200	$135,884	A
Bel Fuse Inc.	2,500	61,775
Communications Systems Inc.	2,400	25,800
Comtech Telecommunications Corp.	2,500	122,500	A
Oplink Communications Inc.	2,900	27,840	A
Performance Technologies Inc.	3,230	16,344	A
Sycamore Networks Inc.	79,360	255,539	A
Symmetricom Inc.	6,400	24,576	A

		670,258

Computers and Peripherals — 0.5%
Adaptec Inc.	33,800	108,160	A
Hauppauge Digital Inc.	2,830	4,245	A
Hutchinson Technology Inc.	10,600	142,464	A
Imation Corp.	5,300	121,476
Rackable Systems Inc.	6,760	90,584	A
Super Micro Computer Inc.	4,500	33,210	A

		500,139

Electronic Equipment and Instruments — 4.0%
ADDvantage Technologies Group Inc.	4,290	13,127	A
Anixter International Inc.	6,490	386,090	A
Benchmark Electronics Inc.	49,290	805,399	A
Coherent Inc.	2,560	76,518	A
CPI International Inc.	1,280	15,744	A
CTS Corp.	9,390	94,370
DDi Corp.	1,920	11,539	A
Electro Scientific Industries Inc.	7,710	109,251	A
Frequency Electronics Inc.	1,920	12,653
Insight Enterprises Inc.	3,000	35,190	A
Mercury Computer Systems Inc.	700	5,271	A
Methode Electronics Inc.	5,300	55,385
Newport Corp.	10,000	113,900	A
PC Connection Inc.	3,760	35,006	A
Plexus Corp.	5,800	160,544	A
RadiSys Corp.	5,120	46,387	A

34	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Information Technology — Continued
Electronic Equipment and Instruments — Continued
Richardson Electronics Ltd.	2,300	$13,639
SYNNEX Corp.	34,480	865,103	A
Tech Data Corp.	14,760	500,217	A
TESSCO Technologies Inc.	800	10,944	A
Vishay Intertechnology Inc.	68,315	605,954	A
Zones Inc.	10,880	85,190	A
Zygo Corp.	400	3,932	A

		4,061,353

Internet Software and Services — 0.9%
CMGI Inc.	6,100	64,660	A
RealNetworks Inc.	39,920	263,472	A
United Online Inc.	61,580	617,647

		945,779

IT Services — 0.4%
Ciber Inc.	16,800	104,328	A
Computer Task Group Inc.	4,390	22,477	A
Convergys Corp.	3,800	56,468	A
Edgewater Technology Inc.	1,180	5,676	A
Ness Technologies Inc.	8,040	81,365	A
StarTek Inc.	4,080	38,352	A
TechTeam Global Inc.	2,900	31,001	A
Tier Technologies Inc.	5,380	43,094	A
TSR Inc.	6,490	24,856

		407,617

Semiconductors and Semiconductor Equipment — 2.1%
Advanced Energy Industries Inc.	3,200	43,840	A
Amkor Technology Inc.	20,000	208,200	A
Applied Micro Circuits Corp.	2,000	17,120	A
Axcelis Technologies Inc.	8,770	42,798	A
Cascade Microtech Inc.	3,600	23,688	A
Catalyst Semiconductor Inc.	4,500	19,530	A
Entegris Inc.	16,100	105,455	A
Integrated Silicon Solution Inc.	7,380	41,033	A

Quarterly Report to Shareholders	35

	Shares/Par	Value
Information Technology — Continued
Semiconductors and Semiconductor Equipment — Continued
IXYS Corp.	5,530	$66,028	A
Kulicke and Soffa Industries Inc.	16,960	123,638	A
MKS Instruments Inc.	38,360	840,084	A
Nanometrics Inc.	5,170	30,089	A
Photronics Inc.	24,270	170,861	A
RF Micro Devices Inc.	20,890	60,581	A
Rudolph Technologies Inc.	7,040	54,208	A
Sigma Designs Inc.	2,880	40,003	A
Ultra Clean Holdings Inc.	2,770	22,049	A
White Electronic Designs Corp.	6,220	28,550	A
Zoran Corp.	11,520	134,784	A

		2,072,539

Software — 0.1%
CallWave Inc.	2,900	7,540	A
Catapult Communications Corp.	3,700	26,344	A
Dynamics Research Corp.	2,280	23,940	A
Pervasive Software Inc.	5,480	23,400	A
Soapstone Networks Inc.	2,680	10,264	A
Versant Corp.	789	20,664	A

		112,152

Materials — 4.2%
Chemicals — 2.6%
GenTek Inc.	1,400	37,646	A
Hercules Inc.	23,640	400,225
ICO Inc.	6,030	36,301	A
LSB Industries Inc.	900	17,820	A
Material Sciences Corp.	1,280	10,368	A
Olin Corp.	61,130	1,600,383
OM Group Inc.	4,270	140,013	A
PolyOne Corp.	48,290	336,581	A

36	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Materials — Continued
Chemicals — Continued
Spartech Corp.	1,460	$13,768
Westlake Chemical Corp.	680	10,105

		2,603,210

Construction Materials — 0.5%
Eagle Materials Inc.	1,550	39,262
Headwaters Inc.	36,020	423,955	A
U.S. Concrete Inc.	5,700	27,132	A

		490,349

Containers and Packaging — N.M.
Rock-Tenn Co.	1,370	41,086

Metals and Mining — 0.9%
A.M. Castle and Co.	5,390	154,208
Coeur d’Alene Mines Corp.	86,300	250,270	A
Gibraltar Industries Inc.	15,752	251,560
Synalloy Corp.	200	3,084
Universal Stainless and Alloy Products Inc.	1,860	68,894	A
Worthington Industries Inc.	7,650	156,825

		884,841

Paper and Forest Products — 0.2%
Buckeye Technologies Inc.	5,080	42,977	A
Kapstone Paper and Packaging Corp.	7,000	46,690	A
Schweitzer-Mauduit International Inc.	4,260	71,781

		161,448

Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Cincinnati Bell Inc.	49,170	195,697	A

Quarterly Report to Shareholders	37

	Shares/Par	Value
Utilities — 7.0%
Electric Utilities — 3.7%
Allete Inc.	5,660	$237,720
Great Plains Energy Inc.	24,730	625,175
IDACORP Inc.	29,870	862,944
Portland General Electric Co.	25,510	574,485
Westar Energy Inc.	66,350	1,427,189

		3,727,513

Gas Utilities — 2.5%
Atmos Energy Corp.	11,860	326,980
Nicor Inc.	15,800	672,922
Southwest Gas Corp.	6,670	198,299
The Laclede Group Inc.	5,660	228,494
WGL Holdings Inc.	32,070	1,114,112

		2,540,807

Multi-Utilities — 0.8%
Avista Corp.	12,250	262,885
Black Hills Corp.	10,020	321,241
CH Energy Group Inc.	4,340	154,374
PNM Resources Inc.	2,680	32,053

		770,553

Total Common Stocks and Equity Interests
(Cost — $108,689,292)		98,891,096

38	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Repurchase Agreements — 2.1%
Bank of America
2.20%, dated 6/30/08, to be repurchased at $1,024,812 on 7/1/08 (Collateral: $ 1,080,000 Federal Farm Credit Bank Bond, 4.80%, due 2/13/23, value $ 1,066,204)	$1,024,749	$1,024,749
Goldman Sachs & Co.
2.36%, dated 6/30/08, to be repurchased at $1,024,816 on 7/1/08 (Collateral: $ 1,091,875 Fannie Mae mortgage-backed security, 5.00%, due 5/1/38, value $ 1,051,233)	1,024,749	1,024,749

Total Repurchase Agreements (Cost — $ 2,049,498)		2,049,498

Total Investments — 100.6% (Cost — $ 110,738,790) B		100,940,594
Other Assets Less Liabilities — (0.6)%		(581,499)

Net Assets — 100.0%		$100,359,095

Net Asset Value Per Share:
Primary Class		$8.80

Institutional Class		$10.12

N.M. — Not Meaningful.

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,422,931
Gross unrealized depreciation	$(19,221,127)

Net unrealized depreciation	$(9,798,196)

Fund Information

Investment Managers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Advisers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K & L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

U.S. Small-Capitalization Value Trust Value Trust Specialty Fund Opportunity Trust

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds	Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.
Emerging Markets Trust
International Equity Trust

Taxable Bond Funds
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Fund Maryland Tax-Free Income Trust	Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services-Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS	c/o BFDS, P.O. Box 8037
P.O. Box 55214	Boston, MA 02206-8037
Boston, MA 02205-8504	888-425-6432
800-822-5544	www.lminstitutionalfunds.com
www.leggmason.com/individualinvestors

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. Subsidiary